Exhibit 3.1

STATE OF NEVADA
ROSS MILLER Secretary of State	OFFICE OF THE STATE SECRETARY OF STATE.	SCOTT W. ANDERSON Deputy Secretary For Commercial Recordings

Filing Acknowledgement

January 28, 2008

Job Number	Corporation Number
C20080401-0866	E0174822008-9

Filing Description	Document Filing Number	Date/ Time of Filing
Amendment	20080225204-05	March 31, 2008 04:21:02 PM

Corporation Name	Resident Agent
CHINA NATURAL RESOURCES INC.	CSC SERVICES OF NEVADA INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the  date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

                    Respectfully,

                  /s/Ross Miller
                    ROSS MILLER
                    Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4069 (775) 684-5708 Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)
Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20080225204-05
Filing Date and Time 03/31/2008 4:21 PM
Entity Number E0174822008-9

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
Pursuant to NRS 78.385 and 78.390 - (After issuance of Stock)

1. Name of the corporation:
China Natural Resources Inc.

2. The articles have been amended as follows (provide article number if available):
The name of the Corporation shall be China Natural Resources Holdings Inc.

3. The undersigned declare that they constitute at least two thirds of the Incorporators ☐, or of the board of directors ☒ (Check one box only)

4. Effective date of filing (optional):

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Officer signature (required): X /s/ X /s/ President, Secretary and Director

IMPORTANT: Failure to include any of the above information and submit the proper fees ay cause this filing to be rejected.

This form must be accompanied by appropriate fees.

UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF SHAREHOLDERS OF
CHINA NATURAL RESOURCES INC.

The undersigned, representing a majority ownership of voting shares of CHINA NATURAL RESOURCES INC., a corporation of the State of Nevada, ("CORPORATION"), does hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and does hereby consent to the following action of this CORPORATION, which actions are hereby deemed effective as of the date hereof

    RESOLVED, that the CORPORATION hereby authorized to change the name of the CORPORATION to CHINA NATURAL RESOURCES HOLDINGS INC.

    FURTHER RESOLVED, that each of the officers of the CORPORATION be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate for the purpose of carrying out the intent of the foregoing resolutions; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their' execution and delivery thereof or their taking thereof.

The undersigned, by affixing his signature hereto, does hereby consent to, authorize and approve the foregoing actions in their capacity as shareholders of the CORPORATION.

Dated March 21, 2008	/s/
By:
President Secretary and Director

/s/

/s/

CORPORATE CHARTER

I,  ROSS MILLER,  the duly elected and qualified Nevada Secretary of State, do hereby certify that CHINA NATURAL RESOURCES, INC., did on
March 18, 2008, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 18, 2008 /s/ Ross Miller Ross Miller Secretary of State By: /s/ Certification Clerk

STATE OF NEVADA
ROSS MILLER Secretary of State	OFFICE OF THE STATE SECRETARY OF STATE.	SCOTT W. ANDERSON Deputy Secretary For Commercial Recordings

Filing Acknowledgement

March 18, 2008

Job Number	Corporation Number
C20080318-2403	E0174822008-9

Filing Description	Document Filing Number	Date/ Time of Filing
Articles of Incorporation	20080185743-68	March 18, 2008 11:47:51 AM

Corporation Name	Resident Agent
CHINA NATURAL RESOURCES, INC.	CSC SERVICES OF NEVADA INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the  date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

                    Respectfully,

                  /s/Ross Miller
                    ROSS MILLER
                    Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4069 (775) 684-5708 Website: secretaryofstate.biz

Articles of Incorporation (PURSUANT TO NRS 78)
Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20080185743-68
Filing Date and Time 03/18/2008 11:47 AM
Entity Number E0174822008-9

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE FOR OFFICE USE ONLY

1. Name of Corporation	CHINA NATURAL RESOURCES, INC.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	CSC Services of Nevada, Inc.
Name
	502 East John Street	Carson City	Nevada	89706
	(MANDATORY) Physical Address	City	State	Zip Code

	(OPTIONAL) Mailing Address	City	State	Zip Code

3. Shares: (Number of shares corporation is authorized to issue	Number of shares With par value: 100,000,000 Common 10,000,000 Preferred	Par value Per share: .001 par value .001 par value	Number of shares Without par value:
4. Name & Addresses Of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional pages if more than three directors/trustees
1. Jack Z. Chen
Name
	68 Genoa Street, 2nd Floor	Arcadia	CA	91006
	Street Address	City	State	Zip Code

2.

	Street Address	City	State	Zip Code

3.
Name

	Street Address	City	State	Zip Code

5. Purpose: (optional –see Instructions)	The purpose of this corporation shall be:

6. Name, Address And Signature of Incorporator: (attach additional pages if more than 1 incorporator)	Corporation Service Company	Corporation Service Company
	Name	X By: /s/ Elizabeth R. Konieczny
Signature: Elizabeth R. Konieczny
Title: Assistant Secretary

	830 Bear Tavern Road	West Trenton	NJ	08628
	Address	City	State	Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent	I hereby accept appointment as Resident Agent for the above named corporation. CSC Services of Nevada, Inc.
	X By: /s/ Elizabeth R. Konieczny			3/18/07
	Authorized Signature of R.A. or On behalf of R.A. Company			Date

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF
CHINA NATURAL RESOURCES, INC.
(Name of Corporation)

FILING FOR THE PERIOD OF	MAR, 2008	TO	MAR, 2009 Due by Apr 30, 2008

The corporation’s duly appointed resided agent in the State of Nevada upon whom process be served is
CSC SERVICES OF NEVADA, INC 502 EAST JOHN STREET CARSON CITY NV 89706 ☐CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.	THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addressed either residence or business for all officers and directors. A President, Secretary, Treasurer or equivalent of and all Directors must be named. Have an officer sign  the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee if no capitalization. A $75.00 penalty must be added for failure to file this form by the last day of the first month following the incorporation initial registration with this office.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute to transact business per NRS.78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions
5. Return the completed form to Secretary of State 202 North Carson Street, Carson City, NV 897014201 (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the first month following the incorporation initial registration date. (Postmark date is not accepted as receipt date) Forms received after due date will be returned for additional fees and penalties.

FILING FEE : $125.00     LATE  PENALTY: $75.00

CHECK ONLY IF APPLICABLE
☐This corporation is a publicly traded corporation. The Central Index Key number is:
☐This publicly corporation is not required to have a Central Index Key number.
NAME	TITLE(S)
PRESIDENT (OR EQUIVALENT OF)

ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)
SECRETARY (OR EQUIVALENT OF)

ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)
TREASURER (OR EQUIVALENT OF)

ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)
DIRECTOR (OR EQUIVALENT OF)

ADDRESS	CITY	ST	ZIP

I declare to the best  of my knowledge under penalty of perjury , that the above mentioned entity has complied with the provisions of NRS.360.780 and acknowledge that pursuant to NRS239.330 it is category C felony to knowingly offer any false or forge instruments for filing in the Office of the Secretary of State.

Signature	Title	Date